GAIN Capital Reports Fourth Quarter and Full Year 2019 Results

BEDMINSTER, N.J., February 27, 2020 /PRNewswire/ -- GAIN Capital Holdings, Inc. ("GAIN") (NYSE: GCAP), a leading global provider of online trading services, announced financial results for the fourth quarter and full year 2019.

Key Full Year 2019 Financial Results (all amounts reflect continuing operations)

•	GAAP net loss of $60.8 million, or net loss of $1.63 per share, compared to GAAP net income of $28.0 million, or net income of $0.60 per share in 2018

•	GAAP net revenue of $233.9 million, down 35% year-over-year

•	Adjusted net loss of $35.4 million, or net loss of $0.95 per share, compared to adjusted net income of $29.1 million, or net income of $0.66 per share in 2018

•	Adjusted EBITDA of $(4.6) million, compared to $86.5 million in 2018

Quarterly and Annual Operating Highlights

•	Fourth quarter new direct Retail accounts increased 56% year-over-year, with full year growing 67% over 2018

•	3 month trailing active Retail accounts increased 6% year-over-year, with direct actives improving 13%

•	Fourth quarter Retail average daily volume (ADV) decreased 32% year-over-year and 6% sequentially
A summary of GAIN’s financial highlights is included in the chart below (all amounts are from continuing operations).

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net (Loss)/Income	$(31.2)	$(0.7)	$(60.8)	$28.0
Adjusted Net (Loss)/Income(1)	$(7.8)	$(4.6)	$(35.4)	$29.1

Net Revenue	$53.3	$79.9	$233.9	$358.0
Class Action Settlement	0.0	(5.4)	0.0	(5.4)
Operating Expenses(2)	(53.5)	(69.3)	(238.5)	(266.1)
Adjusted EBITDA(1)	$(0.2)	$5.2	$(4.6)	$86.5

Diluted GAAP EPS	$(0.83)	$(0.02)	$(1.63)	$0.60
Adjusted EPS(1)	$(0.21)	$(0.11)	$(0.95)	$0.66
___________________________________
Note: Dollars in millions, except per share amounts and where noted otherwise. Columns may not add due to rounding.
1See below for reconciliation of non-GAAP financial measures.
2Operating Expenses excludes Depreciation and Amortization, Purchased Intangible Amortization, and certain one-off costs.

“2019 will be marked as a year of multi-decade low volatility, or in some cases, such as Eurodollar, all-time lows, which understandably had an adverse impact on GAIN’s financial performance. Despite that, our focus on organic growth saw good year on year improvement in key underlying client metrics, with new direct opened accounts improving 67%, Retail client equity 12% higher and 3-month direct actives increasing for a fourth consecutive quarter to finish 13% above Q418. As such, we remain well positioned to capitalize on increased volatility upon the return of more normal market conditions,” stated Glenn Stevens, CEO of GAIN Capital.

Quarterly Operating Metrics

	Q4 19	Q4 18	Year-over-year Change
Retail Segment
OTC Trading Volume (1) (2)	$428.3	$631.0	(32.1)%
OTC Average Daily Volume	$6.6	$9.7	(32.0)%
12 Month Trailing Active OTC Accounts (3)	122,532	123,171	(0.5)%
3 Month Trailing Active OTC Accounts (3)	72,916	68,696	6.1%

Futures Segment
Number of Futures Contracts	1,549,323	2,109,516	(26.6)%
Futures Average Daily Contracts	24,208	32,961	(26.6)%
12 Month Trailing Active Futures Accounts (3)	7,019	7,717	(9.0)%
_______________________________________
All volume figures reported in billions.
1 US dollar equivalent of notional amounts traded.
2 For Q4 19, indirect volume represented 23% of total retail OTC trading volume.
3 Accounts that executed a transaction during the relevant period.

Capital Return and Dividend
In the fourth quarter, GAIN focused on returning capital to shareholders through dividends which amounted to approximately $2.2 million.

For the full year 2019, GAIN returned a total of approximately $16.0 million to shareholders in the form of share repurchases and dividends.

GAIN's Board of Directors declared a quarterly cash dividend of $0.06 per share of the Company's common stock. The dividend is payable on March 27, 2020 to shareholders of record as of the close of business on March 24, 2020.

Conference Call
Due to today’s announcement that GAIN Capital has entered into a definitive agreement to be acquired by INTL FCStone, GAIN will no longer be hosting an earnings conference call February 27, 2020 at 8:30 a.m. ET. Instead there will be a conference call at 11:00 am ET hosted by INTL FCStone. Participants may access the live call by dialing 844-466-4112 (US/Canada toll free) or 408-337-0136 (International) or via webcast at: https://edge.media-server.com/mmc/p/uaroncng.

For more corporate information or to sign up for alerts, please visit: http://ir.gaincapital.com.

About GAIN
GAIN Capital Holdings, Inc. provides innovative trading technology and execution services to retail and institutional investors worldwide, with multiple access points to OTC markets and global exchanges across a wide range of asset classes, including foreign exchange, commodities, and global equities.  GAIN Capital is headquartered in Bedminster, New Jersey, with a global presence across North America, Europe and the Asia Pacific regions.  For further company information, visit www.gaincapital.com.

Investor Relations Contact: Jonathan Kay, GAIN Capital +1 908.731.0737, ir.gaincapital.com

Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
REVENUE:
Retail revenue	$40.2	$61.1	$177.7	$300.2
Futures revenue	7.2	9.3	34.8	39.7
Other revenue	2.9	5.8	7.1	7.4
Total non-interest revenue	50.3	76.2	219.7	347.3
Interest revenue	3.5	4.3	16.6	12.5
Interest expense	0.5	0.6	2.3	1.9
Total net interest revenue	3.0	3.7	14.3	10.6
Net revenue	$53.3	$79.9	$233.9	$358.0
EXPENSES:
Employee compensation and benefits	$16.0	$19.4	$78.1	$89.1
Selling and marketing	7.7	13.5	38.4	36.5
Referral fees	7.1	10.0	29.3	40.0
Trading expenses	4.6	5.8	20.8	22.9
General and administrative	12.8	16.3	50.6	55.2
Depreciation and amortization	4.3	4.3	17.1	19.7
Purchased intangible amortization	1.8	3.4	8.8	14.2
Communications and technology	4.6	5.6	19.5	22.0
Bad debt provision	0.6	0.8	2.0	2.5
Restructuring expenses	1.3	0.7	1.3	0.8
Legal settlement	0.0	0.3	0.0	5.3
Goodwill impairment	28.1	0.0	28.1	0.0
Impairment of investment	0.0	0.0	0.0	(0.1)
Total operating expense	$89.0	$80.1	$294.0	$307.9
OPERATING (LOSS)/PROFIT	(35.7)	(0.2)	(60.1)	50.0
Interest expense on long term borrowings	3.4	3.4	13.5	13.5
(LOSS)/INCOME BEFORE INCOME TAX (BENEFIT)/EXPENSE	(39.1)	(3.6)	(73.6)	36.5
Income tax (benefit)/expense	(7.9)	(2.9)	(12.9)	8.5
NET (LOSS)/INCOME FROM CONTINUING OPERATIONS	(31.2)	(0.7)	(60.8)	28.0
(Loss)/Income from discontinued operations	0.0	(1.7)	0.0	65.6
NET (LOSS)/INCOME	(31.2)	(2.4)	(60.8)	93.6
Net income attributable to non-controlling interest	0.0	0.1	0.0	0.7
NET (LOSS)/INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$(31.2)	$(2.5)	$(60.8)	$92.9
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Note: Dollars in millions, except share, per share data and where noted otherwise. Columns may not add due to rounding.

Condensed Consolidated Balance Sheet
(unaudited)

	December 31,	December 31,
	2019	2018
ASSETS:
Cash and cash equivalents	$190.1	$278.9
Cash and securities held for customers	929.3	842.5
Receivables from brokers	112.3	84.3
Property and equipment, net	30.6	30.6
Intangible assets, net	24.2	32.2
Goodwill	0.0	27.8
Other assets	64.0	36.4
Total assets	$1,350.4	$1,332.5
LIABILITIES AND SHAREHOLDERS’ EQUITY:
Payables to customers	$929.3	$842.5
Payables to brokers	0.0	1.6
Accrued compensation and benefits	5.5	11.2
Accrued expenses and other liabilities	43.1	41.6
Income tax payable	0.6	5.8
Convertible senior notes	137.2	132.1
Total liabilities	$1,115.7	$1,034.8
Shareholders’ equity	234.7	297.8
Total liabilities and shareholders’ equity	$1,350.4	$1,332.5
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Income Statement of Discontinued Operations

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
REVENUE:
Institutional revenue	$0.0	$0.0	$0.0	$16.4
Total non-interest revenue	0.0	0.0	0.0	16.4
Interest revenue	0.0	0.0	0.0	0.1
Total net interest revenue	0.0	0.0	0.0	0.1
Net revenue	$0.0	$0.0	$0.0	$16.5
EXPENSES:
Employee compensation and benefits	$0.0	$0.0	$0.0	$6.0
Trading expenses	0.0	0.0	0.0	5.4
Other expenses	0.0	0.0	0.0	4.0
Total operating expense	0.0	0.0	0.0	15.4
OPERATING PROFIT	0.0	0.0	0.0	1.1
(Loss)/gain on sale of discontinued operations	0.0	(0.1)	0.0	69.3
(LOSS)/INCOME BEFORE INCOME TAX EXPENSE	0.0	(0.1)	0.0	70.4
Income tax expense	0.0	1.5	0.0	4.8
NET (LOSS)/INCOME FROM DISCONTINUED OPERATIONS	$0.0	$(1.7)	$0.0	$65.6
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of GAAP Net Income to Adjusted Net Income, Adjusted EPS and Adjusted Income Tax
Adjusted net (loss)/income is a non-GAAP financial measure representing our net (loss)/income excluding certain one-time costs and benefits. Adjusted EPS is calculated using adjusted net (loss)/income. These non-GAAP financial measures have certain limitations, including that they do not have standardized meanings. For that reason, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts, which may make difficult comparing our financial performance to that of other companies. We believe reporting these measures assists investors in evaluating our operating performance. Because they are not a measure of financial performance or income tax expense calculated in accordance with GAAP, such measures should be considered in addition to, not as a substitute for, other measures reported in accordance with GAAP.

Net (Loss)/Income to Adjusted Net (Loss)/Income and Adjusted EPS
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net (loss)/income from continuing operations	$(31.2)	$(0.7)	$(60.8)	$28.0
Income tax (benefit)/expense	(7.9)	(2.9)	(12.9)	8.5
Pre-tax (loss)/income	$(39.1)	$(3.6)	$(73.6)	$36.5
Adjustments:
Restructuring expenses(2)	1.3	0.7	1.3	0.8
Contingent provision(3)	0.0	0.0	0.2	0.0
Goodwill impairment(4)	28.1	0.0	28.1	0.0
Legal settlement(5)	0.0	0.3	0.0	5.3
Impairment of investment(6)	0.0	0.0	0.0	(0.1)
Class action settlement(7)	0.0	(5.4)	0.0	(5.4)
PP&E write-off(8)	0.0	1.3	0.0	1.3
Dutch auction fees(9)	0.0	0.8	0.0	0.8
Adjusted pre-tax (loss)/income	(9.7)	(5.8)	(44.1)	39.1
Adjusted income tax benefit/(expense)(1)	1.9	1.4	8.7	(9.3)
Income attributable to non-controlling interest	0.0	(0.1)	0.0	(0.7)
Adjusted net (loss)/income	$(7.8)	$(4.6)	$(35.4)	$29.1

Adjusted (loss)/earnings per common share:
Basic	$(0.21)	$(0.11)	$(0.95)	$0.67
Diluted	$(0.21)	$(0.11)	$(0.95)	$0.66

Weighted average common shares outstanding used in computing adjusted (loss)/earnings per common share:
Basic	37,440,345	40,598,334	37,388,984	43,731,881
Diluted	37,440,345	40,598,334	37,388,984	44,189,324
_____________________________
1Adjusted income tax benefit/(expense) reflects the Company’s GAAP income tax (benefit)/expense adjusted for (a) taxable or deductible items affecting income tax (benefit)/expense that are unrelated to pre-tax income in the period and (b) the tax effect of other taxable adjustments made to the Company’s pre-tax income. The tax effect of the adjustments to pre-tax income are calculated using the tax rate applicable for the jurisdiction within which each of the adjustments arose. The Company believes that this non-GAAP financial measure provides investors with a more consistent and stable basis for determining the impact of taxes on the Company’s core continuing operations.
2Represents expenses for reducing global headcount following strategic decisions in both 2019 and 2018.
3Represents a contingency related to a legacy US regulatory matter.
4Represents the impairment of goodwill during 2019.
5Represents a prior year contractual dispute with a service provider.
6Represents a prior year recovery of a portion of the impairment of a small equity method investment from its owners.
7Represents a prior year revenue from a class action settlement.
8Represents a charge for a prior year write off of certain property and equipment that had become obsolete.
9Represents fees for a prior year modified Dutch auction tender offer.

Note: Dollars in millions, except per share data and where noted otherwise. Columns may not add due to rounding.

Adjusted Income Tax Reconciliation
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

GAAP pre-tax (loss)/income	$(39.1)	$(3.6)	$(73.6)	$36.5
YTD GAAP Tax Rate	17.5%	23.3%	17.5%	23.3%
Initial adjusted tax benefit/(expense) (1)	6.8	0.8	12.9	(8.5)

Uncertain tax position(2)	0.0	0.0	0.2	(0.2)
Basis adjustments(3)	0.0	0.0	0.6	0.0
One off adjustments(4)	(4.9)	0.5	(4.9)	(0.5)
Adjusted tax benefit/(expense)	$1.9	$1.4	$8.7	$(9.3)

Adjusted pre tax (loss)/income	$(9.7)	$(5.8)	$(44.1)	$39.1
Adjusted tax rate(5)	20.4%	23.1%	19.8%	23.6%

1Initial adjusted tax benefit/(expense) calculated as GAAP pre-tax income multiplied by the YTD GAAP Tax Rate
22019 YTD represents an adjustment of $0.2 million caused by a prior year's tax audit; 2018 YTD adjustment caused by a favorable tax ruling of $(0.2) million relating to a prior year, both included within Initial adjusted tax benefit/(expense)
3Represents a basis adjustment to deferred taxes of $0.6 million relating to a prior year
4Represents the tax effect of the adjustments to pre-tax (loss)/income, calculated using the tax rate applicable for the jurisdiction within which each of the adjustments arose
5Adjusted tax rate calculated as adjusted tax benefit/(expense) divided by adjusted pre tax (loss)/income
Note: Dollars in millions, except per share data and where noted otherwise. Columns may not add due to rounding.

Reconciliation of GAAP Net Income to Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is a non-GAAP financial measure representing our (loss)/earnings before interest, taxes, depreciation and amortization, purchased intangible amortization, convertible note interest, contingent provision, non-controlling interest and debt extinguishment. This non-GAAP financial measure has certain limitations, including lacking standardized meaning, which may make our definition different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting adjusted EBITDA assists investors in evaluating our operating performance. Because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should be considered in addition to, not a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net (loss)/income.

Reconciliation of GAAP Net (Loss)/Income to Adjusted EBITDA and Adjusted EBITDA Margin
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net revenue	$53.3	$79.9	$233.9	$358.0
Net (loss)/income from continuing operations	(31.2)	(0.7)	(60.8)	28.0
Net (loss)/income margin %	(59)%	(1)%	(26)%	8%

Net (loss)/income from continuing operations	$(31.2)	$(0.7)	$(60.8)	$28.0
Depreciation and amortization	4.3	4.3	17.1	19.7
Purchased intangible amortization	1.8	3.4	8.8	14.2
Interest on long term borrowings	3.4	3.4	13.5	13.5
Income tax (benefit)/expense	(7.9)	(2.9)	(12.9)	8.5
Contingent provision	0.0	0.0	0.2	0.0
Legal settlement	0.0	0.3	0.0	5.3
Restructuring expenses	1.3	0.7	1.3	0.8
Goodwill impairment	28.1	0.0	28.1	0.0
Impairment of investment	0.0	0.0	0.0	(0.1)
Class action settlement	0.0	(5.4)	0.0	(5.4)
PP&E write-off	0.0	1.3	0.0	1.3
Dutch auction fees	0.0	0.8	0.0	0.8
Adjusted EBITDA	$(0.2)	$5.2	$(4.6)	$86.5
Adjusted EBITDA Margin %(1)	0%	7%	(2)%	24%
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue.

Segment Information:
ASC 280, Disclosures about Segments of an Enterprise and Related Information, establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker, or decision making group, in deciding how to allocate resources and in assessing performance. Reportable segments are defined as an operating segment that either (a) exceeds 10% of revenue, or (b) reported profit or loss in absolute amount exceeds 10% of profit of all operating segments that did not report a loss or (c) exceeds 10% of the combined assets of all operating segments. The Company’s operations relate to global trading services and solutions. Based on the Company’s management strategies, and common production, marketing, development and client coverage teams, the Company has concluded that it operates in two operating segments: Retail Segment and Futures Segment.

Retail

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Trading revenue	$40.2	$61.1	$177.7	$300.2
Other retail revenue	4.1	3.8	16.5	10.8
Total revenue	$44.4	$64.9	$194.3	$311.0

Employee compensation and benefits	10.6	12.0	49.6	55.4
Selling and marking	7.6	13.3	37.5	35.4
Referral fees	4.9	6.9	18.2	26.9
Other operating expenses	17.1	19.5	68.8	72.7
Segment profit	$4.3	$13.3	$20.2	$120.5
% Margin	10%	20%	10%	39%
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Futures

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Trading revenue	$7.2	$9.3	$34.8	$39.7
Other futures revenue	0.9	1.4	5.0	4.3
Total revenue	$8.1	$10.6	$39.8	$44.0

Employee compensation and benefits	2.1	2.1	9.5	9.9
Selling and marketing	0.2	0.2	0.9	0.8
Referral fees	2.2	3.1	11.1	13.1
Other operating expenses	2.6	3.6	12.6	14.0
Segment profit	$0.9	$1.6	$5.7	$6.2
% Margin	11%	15%	14%	14%
____________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Corporate and Other

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenue/(loss)	$0.8	$(1.1)	$(0.1)	$(2.4)

Employee compensation and benefits	3.3	5.3	19.0	23.8
Selling and marketing	0.0	0.1	0.0	0.3
Other operating expenses	3.0	3.2	11.6	13.8
Segment loss	$(5.4)	$(9.7)	$(30.7)	$(40.2)
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of Segment (Loss)/Profit to (Loss)/Income Before Income Tax (Benefit)/Expense

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Retail segment	$4.3	$13.3	$20.2	$120.5
Futures segment	0.9	1.6	5.7	6.2
Corporate and other	(5.4)	(9.7)	(30.7)	(40.2)
Segment (loss)/profit	$(0.2)	$5.2	$(4.8)	$86.5

Depreciation and amortization	4.3	4.3	17.1	19.7
Purchased intangible amortization	1.8	3.4	8.8	14.2
Restructuring expenses	1.3	0.7	1.3	0.8
Legal settlement	0.0	0.3	0.0	5.3
Goodwill impairment	28.1	0.0	28.1	0.0
Impairment of investment	0.0	0.0	0.0	(0.1)
Class action settlement	0.0	(5.4)	0.0	(5.4)
PP&E write-off	0.0	1.3	0.0	1.3
Dutch auction fees	0.0	0.8	0.0	0.8
Operating (loss)/profit	$(35.7)	$(0.2)	$(60.1)	$50.0
Interest expense on long term borrowings	3.4	3.4	13.5	13.5
(Loss)/Income before income tax (benefit)/expense	$(39.1)	$(3.6)	$(73.6)	$36.5
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Forward-Looking Statements:
In addition to historical information, this earnings release contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 11, 2019, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.